                               SECURITY AGREEMENT

     This Security  Agreement (the  "Agreement")  is made as of April 23,
2007,  by  and  among  TORTOISE  CAPITAL  RESOURCES   CORPORATION,   a  Maryland
corporation  (the  "Debtor"),  whose chief executive office is located at
10801 Mastin  Boulevard,  Suite 222,  Overland  Park,  Kansas  66210;  the BANKS
participating  in (and as the term  "Banks"  is defined in) that  certain
Credit Agreement dated April 23, 2007 (as amended, renewed, restated,  replaced,
consolidated   or  otherwise   modified  from  time  to  time,   the  "Credit
Agreement")  among  the  Debtor  and  the  Banks;  and  U.S.  BANK  NATIONAL
ASSOCIATION,  a national banking  association,  as agent for the Banks hereunder
(in such capacity, the "Collateral Agent").

                             Preliminary Statements

     (a) The Banks may now or hereafter  extend credit to the Debtor pursuant to the Credit  Agreement.  Capitalized terms used and not defined in this Agreement have the meanings given to them in the Credit Agreement.

     (b) To induce  the Banks to extend  credit to the  Debtor  pursuant  to the
Credit  Agreement,  the Debtor has agreed to grant to the Collateral  Agent, for the equal,  ratable benefit of the Banks, a security  interest in certain of the
Debtor's  existing  and future  property to secure all of Debtor's  existing and future  obligations  to the Banks,  including,  without  limitation,  all of its obligations  under  the  Credit  Agreement,  the  Notes  and  the  other  Credit
Documents.

     NOW,  THEREFORE,  for good and  valuable  consideration,  the  receipt  and sufficiency of which are hereby acknowledged by the Debtor, the parties agree as follows:

     1.  Appointment.  The Banks hereby appoint the Collateral Agent to act as a secured party,  agent and custodian for the exclusive  benefit of the Banks with respect to the Collateral.  The Collateral Agent hereby accepts such appointment and agrees to maintain and hold all  Collateral at any time delivered to it as a secured party, agent and custodian for the exclusive benefit of the Banks.

     2. Security  Interest.  The Debtor grants to the  Collateral  Agent for the equal,  ratable benefit of the Banks a security  interest in all of the Debtor's right,  title and  interest  in and to the  following,  property,  whether  such property or the  Debtor's  right,  title or  interest  therein or thereto is now owned or existing or hereafter  acquired or arising and wherever  such  property may now or hereafter be located (collectively, the "Collateral"):

     (a)  all investment  property,  including,  without limitation,  securities account  number  19-9236  (together  with any  related or  replacement account, the "Securities Account") held at the Collateral Agent or any successor (in such capacity,  the "Securities  Intermediary")  and all security  entitlements  and all  other  financial  assets  at any time relating thereto,  together with all dividends and other distributions in respect of the foregoing; and

     (b)  all instruments, accounts and general intangibles; and

     (c)  all proceeds of the foregoing.

     3. Obligations Secured. The security interest above secures the payment and performance of all  obligations  of the Debtor to the  Collateral  Agent and the
Banks,  whether  such  obligations  are  existing,   future,  direct,  indirect,
acquired, monetary, nonmonetary, liquidated, unliquidated, joint, several,

joint and several,  contingent or otherwise,  and however  created,  incurred or arising,  and all  replacements,  renewals,  amendments and other  modifications thereof, including, without limitation, all principal,  interest, fees, expenses and other  amounts,  if any, owing at any time under the Credit  Agreement,  the
Notes,   this   Agreement  or  other   Credit   Documents   (collectively,   the
"Obligations").

     4. Lien Perfection and Protection.  In addition to any  representations and warranties  of  the  Debtor  set  forth  in  the  Credit  Agreement,  which  are incorporated  herein by this  reference,  the Debtor  represents,  warrants  and covenants to the Collateral Agent and the Banks that: (a) the Debtor is the sole owner and entitlement  holder of the Securities  Account listed on Exhibit A and is the only  Person  who has any  right to  withdraw  or to  sell,  transfer  or otherwise  dispose of any monies,  security  entitlements or other assets in the
Securities  Account,  except for each Bank's rights under this Agreement and the
Control  Agreement;  (b)  attached  hereto as  Exhibit A is a true and  accurate statement  reflecting all of the assets held in the Securities Account as of the date indicated on such statement;  (c) the Debtor's full legal name is correctly stated in the first paragraph of this Agreement; (d) the Debtor is a corporation organized under the laws of Maryland; (e) the Debtor's chief executive office is located  at the  address  given for the  Debtor in the first  paragraph  of this
Agreement;   (f)  the   Debtor's   organizational   identification   number   is
___________________;  (g) the Debtor  will take such  action or cause  others to take such action as is  necessary  for the  Collateral  Agent to obtain  control under Article 8 and Article 9 of the applicable  Uniform  Commercial Code of any
Collateral at any time consisting of investment property;  (h) if any Collateral at any time  consists  of  promissory  notes or other  instruments  or  tangible chattel paper, the Debtor shall promptly  deliver  possession of such promissory notes,  other  instruments  and tangible  chattel paper to the Collateral  Agent together with such endorsements thereto as the Collateral Agent may request; (i)
if any  Collateral is in the possession of a third party at any time, the Debtor will  join  with  the  Collateral  Agent in  notifying  the  third  party of the
Collateral   Agent's  and  each  Bank's  security   interest  and  obtaining  an
acknowledgment  from the third party that it is holding the  Collateral  for the benefit of the Collateral Agent and the Banks; (j) if any Collateral at any time is of a type  that  compliance  with any  statute,  regulation  or treaty of the
United  States is a condition to  attachment,  perfection or priority of, or the
Collateral  Agent's  ability to enforce  each  Bank's  security  interest in the
Collateral,  the Debtor  shall  execute and deliver such  assignments  and other documentation  and authorize such filings as the Collateral Agent may request in respect  thereof;  (k) no notice  to,  consent  of or  approval  by any  Person, including,  without limitation, any issuer of any Collateral or any governmental authority,  is necessary for the Debtor to enter into the transactions described in this Agreement or for the  Collateral  Agent to exercise any of its rights or remedies described in this Agreement,  except to the extent the Collateral Agent or any Bank is obligated  under  applicable law to give any notice to the Debtor in connection with any foreclosure or other disposition of the Collateral.

     5. Good Title;  No Other Liens.  The Debtor  represents and warrants to the
Collateral  Agent and the Banks that the Debtor owns the Collateral and that the
Collateral Agent and the Banks have a perfected first priority security interest in the Collateral free and clear of any Liens, except for Permitted Liens.

     6. Protection of Collateral;  Collateral  Agent's Rights.  The Debtor will:
(a)  maintain  possession  of the  Collateral  at all  times  (except  for  such
Collateral as is to be delivered to the  Collateral  Agent pursuant to the terms hereof)  and defend the  Debtor's  title to the  Collateral  and the  Collateral
Agent's and the Banks' security interest therein against the claims of all other persons;  (b) not use, or permit the  Collateral to be used, in violation of any law;  (c) not create or permit any  security  interest in or other Lien upon any part of the Collateral,  except for Permitted  Liens;  (d) not sell or otherwise transfer or dispose of any  Collateral  or any  interest  of the Debtor  therein
(except  that,  so long as no Event of Default is in effect,  (i) the Debtor may sell security  entitlements  held in the  Securities  Account  provided that the proceeds thereof (net of customary brokerage  commissions) are promptly credited to the Securities Account,  and (ii) the Debtor may make cash distributions from the Securities Account to pay operating

                          Security Agreement - Page 2

expenses incurred in the ordinary course of the Debtor's business); (e) pay when due all taxes and  assessments on the  Collateral;  and (f) deliver to the Agent such schedules or reports describing the Collateral and its value and such other information  regarding the  Collateral as the  Collateral  Agent may  reasonably request from time to time. The Debtor authorizes the Collateral Agent to file of record such Uniform Commercial Code financing statements and other documents and to take such other  action,  in each case whether in the name of the  Collateral
Agent,  the Banks or the Debtor (and,  in such event,  the Debtor  grants to the
Collateral  Agent an  irrevocable  power of attorney to sign such  documents and take such actions in the Debtor's name), in all cases as the Collateral Agent so elects in its discretion to perfect the security  interest  granted or purported to be granted  pursuant to this Agreement or to otherwise  assure the Collateral
Agent with respect to the Collateral  Agent's and the Banks' rights and remedies granted or purported to be granted hereunder or otherwise available at law or in equity.

     7. No Liens;  No  Termination  or Transfer of Securities  Account.  Without
limiting any other  provision of this  Agreement,  the Debtor shall not grant or suffer to exist any security  interest in, claim or other Lien on any Collateral
(including,   without   limitation,   the  Securities  Account)  to  secure  any
Obligations  except for Permitted  Liens. The Debtor shall not terminate or take any action to terminate the Securities  Account or, except as otherwise provided herein,  transfer or take any action to transfer any assets therein in each case without  obtaining the Collateral  Agent's prior written consent,  which consent may be withheld or  conditioned  in the  Collateral  Agent's  sole and  absolute discretion.

     8. Collateral  Agent's Remedies Upon Default.  If an Event of Default is in
effect,  the Collateral Agent, at its sole option, and in addition to all rights and remedies  available under the Credit Documents,  may: (a) declare all or any of the Obligations to be immediately due and payable by giving notice thereof to the Debtor, whereupon such Obligations shall become immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are  hereby  waived  by  the  Debtor;  (b)  take  immediate  possession  of  the
Collateral;  (c) sell or otherwise  dispose of all or any Collateral in its then condition,  at public or  private  sale or sales in lots or in bulk,  all as the
Collateral  Agent in its sole  discretion  deems  advisable,  or  realize on the
Collateral  through direct collection to the extent permitted by applicable law;
and (d) exercise any other rights or remedies  available at law, in equity or by agreement.

     9.  Foreclosure  Sales.  The Debtor  agrees  that at least 10 days  written notice to the  Debtor at the  Debtor's  address  above of any  public or private foreclosure  sale or other  disposition  of any  Collateral  shall be reasonable notice  thereof,  and  that  any  such  sale  may be at  such  locations  as the
Collateral Agent may designate in such notice. All public or private foreclosure sales may be  adjourned  from time to time by giving oral notice  thereof at the time and place of such sale or in such other manner permitted by applicable law.
The Collateral Agent shall have the right to sell, lease or otherwise dispose of any Collateral for cash, credit, or any combination  thereof, and the Collateral
Agent or any Bank may purchase all or any part of the  Collateral  at any public sale or, if permitted by law, any private sale,  and, in lieu of actual  payment of such purchase price, the Collateral Agent may setoff and credit the amount of such price against the Obligations  without  impairing the Debtor's or any other party's  liability for any deficiency in respect thereof.  The proceeds realized from any sale of any Collateral may be applied, after the Collateral Agent is in receipt of good funds, as follows:  (a) first, to the Collateral  Agent, for all
reasonable  costs  and  expenses,  including,  without  limitation,   reasonable
attorneys' fees and expenses,  incurred by the Collateral  Agent for collection, removal, storage,  processing,  protection,  insurance,  demonstration,  sale or delivery of the Collateral,  and for any other Obligations constituting costs or expenses;  (b)  second,  to the  Collateral  Agent  for  payment  of any fees or expenses due, under the Credit Agreement, to the Collateral Agent; (c) third, to the  Collateral  Agent for payment to the account for each Bank,  in  accordance with its Pro-Rata Share, for any Obligations  constituting interest; (d) fourth, to the Collateral  Agent for payment to the account for each Bank, in accordance with its Pro-Rata Share, for any Obligations  constituting principal; (e) fifth, to the Collateral Agent for payment to the account of each

                          Security Agreement - Page 3

Bank, in its Pro-Rata Share, for any Obligations not included in (a) through (d)
above;  and (f)  sixth and  finally,  to any other  party,  to the  extent it is lawfully entitled to any remaining proceeds. If any deficiency remains after any foreclosure  sale,  the  Debtor  and any  guarantor  shall  remain  jointly  and severally liable for such deficiency.

     10. Accounts;  Power of Attorney.  If any Collateral  consists of accounts, instruments,  general  intangibles,  chattel paper or investment  property,  the
Debtor  irrevocably  appoints  the  Collateral  Agent,  so long as any  Event of
Default is in effect,  as the Debtor's  agent and  attorney-in-fact  to collect, enforce,  compromise,  release and generally exercise all of the Debtor's rights and remedies in respect of such  Collateral  and any proceeds of the  foregoing, and to  endorse  any  checks  or  other  items of  payment  in  respect  of such
Collateral which come into the Collateral Agent's possession or control,  in any case either in the name of the Debtor or in the name of the Collateral Agent.

     11. Expenses; Collateral Agent May Perform; Indemnification.

     (a) Upon  demand  by the  Collateral  Agent,  the  Debtor  shall pay to the
Collateral  Agent the amount of all  reasonable  costs and expenses,  including,
without  limitation,   reasonable  attorneys'  fees  and  expenses,   which  the
Collateral Agent incurs following an Event of Default in connection with (a) the custody,  preservation,  use of,  or the  sale  of,  collection  from  or  other realization  upon any of the Collateral,  (b) the exercise or enforcement of any of the Collateral Agent's or any Bank's rights under this Agreement,  or (c) the failure by the Debtor to pay, perform or observe any of the Debtor's obligations under any of the Credit Documents or any other agreement to which the Collateral
Agent, the Banks and the Debtor are parties.  So long as any Event of Default is in effect,  the Collateral Agent may, but shall not be obligated to, perform any obligation  of the Debtor under this  Agreement if the same is not  performed by the Debtor in accordance with the terms hereof. The Debtor irrevocably  appoints the Collateral Agent as the Debtor's agent and attorney-in-fact,  so long as any
Event of  Default  is in effect,  to pay or  perform  any unpaid or  unperformed obligations  of the Debtor  under this  Agreement.  The Debtor  indemnifies  the
Collateral  Agent,  its agents,  officers and employees from and against any and all claims,  losses and liabilities now or hereafter  arising out of or relating to this  Agreement or any of the  Obligations  (including,  without  limitation, enforcement of this Agreement and the Collateral  Agent's exercise of its rights and remedies  hereunder),  except for claims,  losses or  liabilities  resulting solely from the Collateral Agent's gross negligence or willful misconduct.

     (b) The  Collateral  Agent  shall  not be  responsible  to any Bank for any recitals, preliminary statements, representations or warranties contained herein
or  in  any  other  Credit  Document;  or  for  the  execution,   effectiveness,
genuineness,  validity,  enforceability,  collectibility  or sufficiency of this
Agreement or any other Credit Document or instruments executed and delivered, or which could have been executed and delivered,  in connection with this Agreement or the other Credit  Documents,  including without  limitation,  the attachment, creation,  effectiveness  or  perfection  of the  security  interest  granted or purported to be granted hereunder in and to the Collateral. The Collateral Agent shall be entitled to refrain from exercising any discretionary powers or actions under this Agreement  until the  Collateral  Agent shall have received the prior written consent of all Banks to such action.

     12. Securities Laws;  Private Sales. The Debtor  acknowledges that, because all or part of the  Collateral  may not be registered  under  federal,  state or other securities laws  (collectively,  together with related  federal,  state or other rules and regulations,  "Securities Laws"), or because of the relationship of the Debtor to the Collateral or the issuer of all or part of the  Collateral, or because of other facts or circumstances which may now or hereafter exist, the
Collateral  Agent's or any Banks's legal or practical ability to foreclose on or otherwise  dispose of all or any part of the Collateral may be severely limited, or subject to other restrictions,  and that such limitations or restrictions may materially and adversely  affect the price at which, but for such limitations or restrictions, the Collateral could have been sold and/or the

                          Security Agreement - Page 4

manner  in  which  the  Collateral  could  have  been  sold.  Because  of  these limitations  and  restrictions,  the Debtor agrees that it shall be commercially reasonable  for  the  Collateral  Agent  to  dispose  of all or any  part of the
Collateral by a private  sale,  even though there may be a public market for all or part of the  Collateral,  and to dispose of all or part of the  Collateral by sale thereof to an investment bank,  broker,  market maker or other buyer,  even though  such  buyer  may  intend  to  resell  all or part of the  Collateral  it purchased  at a price  which  exceeds  the price paid by such buyer or keep such
Collateral for its own account,  and even though the price obtained by virtue of a private sale may be less than that that could be obtained by a public  auction or, if a public market exists for the Collateral, by sale thereof in such public market.

     13. Collateral Agent's Duties. The powers conferred on the Collateral Agent under this  Agreement  are solely to protect  the  Collateral  Agent's  and each
Bank's  interest  in the  Collateral  and  shall  not  impose  any duty upon the
Collateral Agent to exercise any such powers. Except for the safe custody of any
Collateral in the  Collateral  Agent's  possession and the accounting for monies actually  received by the Collateral Agent under this Agreement,  the Collateral
Agent shall have no duty in respect of any  Collateral  nor shall the Collateral
Agent  have any duty to take  any  steps to  preserve  any  rights  against  any
Collateral or against any person.

     14.  Debtor  Remains  Liable.  If any  Collateral  consists of contracts or agreements,  (a)  the  Debtor  shall  remain  liable  under  such  contracts  or agreements to the extent set forth therein to perform all of the Debtor's duties thereunder to the same extent as if this  Agreement had not been  executed,  (b)
the exercise by the Collateral Agent or any Bank of any of its rights under this
Agreement shall not release the Debtor from any of the Debtor's duties under any such contracts or agreements, and (c) the Collateral Agent or any Bank shall not have any obligation or liability under such contracts or agreements by reason of this  Agreement,  nor shall the  Collateral  Agent or any Bank be  obligated  to perform  any of the  duties of the  Debtor  thereunder  or to take any action to collect or enforce any claim for payment assigned hereunder.

     15.  Standards  for  Exercising  Rights and  Remedies.  To the extent  that applicable law imposes duties on the Collateral Agent to exercise  remedies in a commercially  reasonable manner,  the Debtor  acknowledges and agrees that it is not  commercially  unreasonable  for the  Collateral  Agent (a) to fail to incur expenses  reasonably  deemed  significant  by the  Collateral  Agent to  prepare
Collateral  for  disposition;  (b) to fail to obtain  third-party  consents  for access to  Collateral  to be  disposed  of, or to obtain or, if not  required by other  law,  to fail to obtain  governmental  or  third-party  consents  for the collection or  disposition  of Collateral to be collected or disposed of; (c) to fail to exercise  collection  remedies  against account debtors or other persons obligated on  Collateral  or to fail to remove liens or  encumbrances  on or any adverse claims against  Collateral;  (d) to exercise collection remedies against account  debtors and other persons  obligated on Collateral  directly or through the  use  of  collection  agencies  and  other  collection  specialists;  (e) to advertise  dispositions of Collateral  through  publications or media of general circulation,  whether or not the Collateral is of a specialized  nature;  (f) to contact other  persons,  whether or not in the same business as the Debtor,  for expressions of interest in acquiring all or any portion of the  Collateral;  (g)
to hire one or more  professional  auctioneers  to assist in the  disposition of
Collateral,  whether or not the  Collateral is of a specialized  nature;  (h) to dispose of Collateral by utilizing  internet  sites that provide for the auction of assets of the types  included in the  Collateral or that have the  reasonable capability  of doing so, or that  match  buyers and  sellers  of assets;  (i) to dispose of assets in  wholesale  rather  than  retail  markets;  (j) to disclaim disposition  warranties;  (k) to purchase  insurance or credit  enhancements  to insure the Collateral  Agent and the Banks against risks of loss,  collection or disposition of Collateral or to provide to the Collateral Agent and/or the Banks a guaranteed return from the collection or disposition of Collateral;  or (l) to obtain the  services  of  brokers,  investment  bankers,  consultants  and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral.  The Debtor acknowledges that the purpose of this Section is to provide  nonexhaustive

                          Security Agreement - Page 5

indications  of what actions or omissions  by the  Collateral  Agent or any Bank would  fulfill the  Collateral  Agent's or any Bank's  duties  under the Uniform
Commercial  Code or other law of any  relevant  jurisdiction  in the  Collateral
Agent's or each  Bank's  exercise of remedies  against the  Collateral  and that other  actions or  omissions by the  Collateral  Agent or the Banks shall not be deemed to fail to fulfill such duties  solely on account of not being  indicated
in this Section.  Without limiting the foregoing,  nothing in this Section shall be  construed  to grant any  rights to the Debtor or to impose any duties on the
Collateral Agent or any Bank that would not have been granted or imposed by this
Agreement or by applicable law in the absence of this Section.

     16.  Collateral  Agent's Right to Monitor  Securities  Account.  The Debtor
irrevocably  authorizes the Collateral Agent at all times to monitor all aspects of the Securities Account (including, without limitation, the identity and value of the  financial  assets held  therein  and all trading and other  transactions affecting the Securities  Account) by such online or other  electronic  means as may be provided by the  Securities  Intermediary  from time to time.  The Debtor irrevocably  authorizes and instructs the Securities  Intermediary  to make such information and means of access  available to the Collateral Agent at all times, and the Debtor hereby  indemnifies  the  Securities  Intermediary  for any loss, damage  or  expense  the  Securities  Intermediary  may  incur  at any  time  in connection therewith, except for any such loss, damage or expense arising out of the  Securities  Intermediary's  gross  negligence  or willful  misconduct.  The
Securities  Intermediary shall be a third-party  beneficiary of this Section and shall be  entitled  to rely on its  provisions  without  further  action  on any
Person's part.

     17. Removal or Resignation of Collateral Agent.

     (a) Subject to the  appointment  and  acceptance of a successor  Collateral
Agent as provided below,  the Collateral  Agent may resign at any time by giving notice  thereof to the Banks and the  Debtor,  and the  Collateral  Agent may be
removed at any time with or without cause by the Required  Banks.  Upon any such resignation  or removal,  the  Required  Banks shall have the right to appoint a successor  Collateral  Agent with the  consent of Debtor.  If no such  successor
Collateral  Agent shall have been so appointed  by the Required  Banks and shall have  accepted  such  appointment  within 30 days after the retiring  Collateral
Agent's giving of notice of  resignation  or the Required  Banks' removal of the retiring  Collateral Agent, then the retiring Collateral Agent may, on behalf of the Banks, appoint a successor Collateral Agent with the consent of Debtor. Upon the acceptance or any  appointment as Collateral  Agent hereunder by a successor
Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring
Collateral Agent, and the retiring Collateral Agent shall be discharged from its
duties  and  obligations  hereunder.   After  any  retiring  Collateral  Agent's
resignation  or removal  hereunder as Collateral  Agent,  the provisions of this
Section 17 shall  continue  in effect for its  benefit in respect of any actions taken or omitted to be taken by it while it was acting as the  Collateral  Agent hereunder.

     (b) Upon the  effective  date of any such  removal  or  resignation  of the
Collateral  Agent  hereunder,  the Collateral  Agent shall promptly  deliver the
Collateral then held by it and any and all books and records (or copies thereof)
relating  thereto,  to such person  including,  without  limitation,  any of the
Banks, as the Required Banks may direct in writing.

     18. Cumulative  Rights.  The rights,  powers and remedies of the Collateral
Agent  under this  Agreement  shall be in  addition  to all  rights,  powers and remedies  given to the Banks by virtue of  statute  or rule of law,  the  Credit
Documents or any other agreement, all of which rights, powers and remedies shall be  cumulative  and  may  be  exercised  successively  or  concurrently  without impairing the Collateral Agent's security interest in the Collateral.

                          Security Agreement - Page 6

     19.  Further  Assurances.  The Debtor  agrees to execute and  deliver  such documents and to take such other action as the  Collateral  Agent may reasonably request  from time to time to  evidence  or  further  protect  or  preserve  the
Collateral  Agent's  and the Banks'  rights  granted or  intended  to be granted hereby.

     20. Governing Law; Consent to Forum;  Waiver of Jury Trial.  This Agreement
shall be  governed  by the laws of the  State of  Kansas  without  regard to any choice  of law  rule  thereof  which  gives  effect  to the  laws  of any  other jurisdiction.  As part of the consideration for new value this day received, the
Debtor  consents  to the  jurisdiction  of any state  court  located  in Johnson
County,  Kansas  or any  federal  court  located  in  Wyandotte  County,  Kansas
(collectively,  the "Chosen Forum"), and agrees that all service of process upon the Debtor may be made by certified or registered mail directed to the Debtor at the Debtor's last known address, as reflected in the Collateral Agent's records, and service so made shall be deemed to be completed upon delivery  thereto.  The
Debtor waives any objection to jurisdiction  and venue of any action  instituted against the Debtor as provided herein and agrees not to assert any defense based on lack of  jurisdiction  or venue.  The  Debtor  further  agrees  not to assert against  the  Collateral  Agent  or any  Bank  (except  by way of a  defense  or counterclaim in a proceeding  initiated by the Collateral Agent or any Bank) any claim or other assertion of liability  relating to any of the Credit  Documents, the Obligations,  the Collateral or the Collateral Agent's or any Bank's actions or inactions in respect of any of the foregoing in any  jurisdiction  other than the Chosen  Forum.  To the fullest  extent  permitted by law, and as  separately bargained for  consideration  to the Collateral  Agent and the Banks, the Debtor
waives any right to trial by jury (which the Collateral Agent and the Banks also waive) in any action,  suit,  proceeding or counterclaim of any kind arising out of or otherwise  relating to any of this Agreement,  the other Credit Documents, the Obligations,  the Collateral or the Collateral Agent's or the Banks' actions or inactions in respect of any of the foregoing.

     21.  Miscellaneous.  No  amendment  or  waiver  of any  provision  of  this
Agreement nor consent to any departure by the Debtor herefrom shall be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific  instance and for the specific purpose for which given. The section headings herein are solely for convenience and shall not be deemed to limit or otherwise  affect the meaning or scope of any part of this  Agreement.  This document shall be construed  without regard to any  presumption  or rule  requiring  construction  against  the party causing such document or any portion thereof to be drafted.  If any provision of this Agreement  shall be unlawful,  then such provision  shall be null and void, but the remainder of this Agreement shall remain in full force and effect and be binding on the parties.  This Agreement shall be binding upon the successors and assigns  of the  parties,  except  that the  Debtor  may not  assign  any of the
Debtor's duties hereunder without obtaining the Collateral Agent's prior written consent,  which  consent  may be  withheld in the  Collateral  Agent's  sole and absolute  discretion.  The Collateral  Agent or any Bank may assign any of their rights under this Agreement or any of the Obligations without the consent of the
Debtor.  This  Agreement  may be validly  executed and delivered by fax or other electronic transmission and in one or more counterpart signature pages.

                           [signature page to follow]

                          Security Agreement - Page 7

         IN WITNESS WHEREOF,  the parties have entered into this Agreement as of the date written above.

                                         TORTOISE CAPITAL RESOURCES CORPORATION,
                                         the Debtor

                                         By:___________________________
                                              Name:
                                              Title:

                                         U.S. BANK NATIONAL ASSOCIATION, as
                                         Collateral Agent and a Bank

                                         By:_____________________________
                                              Name: Colleen S. Hayes
                                              Title: Assistant Vice President

                          Security Agreement - Signature Page

                                    Exhibit A

                   (see attached Securities Account statement)